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                                                                      EXHIBIT 21
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NAME OF EACH CORPORATION                                 INCORPORATION STATE
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
    US CORPORATIONS

P & F ACQUISITION CORP.                                            DE
METRO-GOLDWYN-MAYER, INC.                                          DE
AIDART DISTRIBUTORS CORP.                                          NY
AIDART PICTURES, INC.                                              NY
BLAND CO. I                                                        DE
CANDANTINO MUSIC, INC.                                             DE
CANZIONE MUSIC, INC.                                               DE
COSMIC TITLE CORP                                                  DE
DAYS PICTURE CORPORATION                                           NY
DAYTON FILM PRODUCTIONS, INC.                                      CA
FAMOUS ARTIST PRODUCTIONS                                          CA
FAMOUS ARTISTS AGENCY, INC.                                        CA
FAMOUS ARTISTS CORPORATION OF NEW YORK                             NY
LION INDEPENDENT TELEVISION INC.                                   DE
LOPERT PICTURES CORPORATION                                        DE
MAGA ENTERPRISES, INC.                                             NV
METRO-GOLDWYN-MAYER ANIMATION, INC.                                DE
METRO-GOLDWYN-MAYER DISTRIBUTION CO.                               DE
METRO-GOLDWYN-MAYER HOME ENTERTAINMENT INC.                        DE
METRO-GOLDWYN-MAYER INDIA, LTD.                                    NJ
METRO-GOLDWYN-MAYER INTERACTIVE PRODUCTIONS, INC.                  DE
METRO-GOLDWYN-MAYER LION CORP.                                     DE
METRO-GOLDWYN-MAYER MOTION PICTURE CO.                             NJ
METRO-GOLDWYN-MAYER OF CHINA, INC.                                 NJ
METRO-GOLDWYN-MAYER OVERSEAS INC.                                  DE
METRO-GOLDWYN-MAYER PICTURES, INC.                                 DE
METRO-GOLDWYN-MAYER TELECOMMUNICATIONS INC.                        DE
MGM AND UA SERVICES COMPANY                                        DE
MGM DEVELOPMENT, INC.                                              DE
MGM FRANCE HOLDINGS INC.                                           DE
MGM INTERACTIVE INC.                                               DE
MGM INTERNATIONAL INC.                                             DE
MGM LAPTV INC.                                                     DE
MGM WORLDWIDE TELEVISION, INC.                                     DE
MGM/UA MUSIC INC.                                                  DE
MGM/UA, INC.                                                       DE
PARTNERSHIP PICTURE CORP.                                          NY
PATHE ENTERTAINMENT MOVIESONGS, INC.                               CA
PATHE ENTERTAINMENT MUSIC, INC.                                    CA
PATHE FILMS, INC.                                                  NY
PATHE RELEASING CORP.                                              NY
PURPLE PHOTOPLAYS, INC.                                            NY
RED CORNER PRODUCTION INC.                                         DE
SEVENTEEN LEASING CORPORATION                                      DE
TANGLED WEB PRODUCTIONS, INC.                                      DE
THE AZIMUTH COMPANY, INC.                                          WI
THE MIRISCH CORPORATION OF DELAWARE                                DE
THREE PICTURES CORPORATION                                         DE
U.A. OF BRAZIL, INC.                                               DE
U/A MUSIC INC.                                                     DE
UNITED ARTISTS CHINA, INC.                                         DE
UNITED ARTISTS CORPORATION                                         DE
UNITED ARTISTS CORPORATION OF EGYPT                                DE
UNITED ARTISTS CORPORATION OF PUERTO RICO                          DE
UNITED ARTISTS EUROPA, INC.                                        DE
UNITED ARTISTS MUSIC (BELGIUM), INC.                               DE
UNITED ARTISTS OVERSEAS, INC.                                      DE
UNITED ARTISTS PICTURES, INC.                                      DE
UNITED ARTISTS PRODUCTIONS INC.                                    DE
UNITED ARTISTS TELEVISION CORP.                                    DE
UNITED LION MUSIC, INC.                                            DE
WEBSPINNER, INC.                                                   DE
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NAME OF EACH CORPORATION                                 INCORPORATION/COUNTRY
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
  FOREIGN CORPORATIONS

ALGEMENE FINANCIERINGS-MAATSCHAPPIJ "NEFICO" B.V.               Nthrlnd
ARTEMIS FILM GmbH                                               Germany
CAMBRIDGE HOLDINGS LTD                                          U.K.
CANNON DREAMAXE LTD                                             U.K.
CANNON FILM DISTRIBUTION NEDERLAND B.V                          Nthrlnd
CANNON FILM DISTRIBUTION V.O.F.                                 Nthrlnd
CANNON FILM DISTRIBUTORS (UK) LTD                               U.K.
CANNON FILM FINANCE LTD                                         U.K.
CANNON FILM SALES LTD                                           U.K.
CANNON INTERNATIONAL B.V.                                       Nthrlnd
CANNON INTERNATIONAL V.O.F.                                     Nthrlnd
CANNON IRISBOOK LTD                                             U.K.
CANNON MUSIC LTD                                                U.K.
CANNON NEXTLOW LIMITED                                          U.K.
CANNON SCREEN ENTERTAINMENT (HOLDINGS) LTD                      Belgium
CANNON SCREEN ENTERTAINMENT NV/SA                               Belgium
CANNON S.E. INTERNATIONAL LTD                                   Nthrlnd
CANNON VIDEO BENELUX B.V.                                       France
EUROCITEL SARL                                                  U.K.
LES ARTISTES ASSOCIES S.A.                                      France
LES PRODUCTIONS ARTISTES ASSOCIES S.A.                          France
LONDON CANNON FILMS LTD                                         U.K.
MAUBEE PRODUCTIONS, LIMITED                                     Jamaica
METRO-GOLDWYN-MAYER HOLDINGS LTD. (CANADA)                      Canada
METRO-GOLDWYN-MAYER IBERICA S.A.                                Spain
METRO-GOLDWYN-MAYER INTERNATIONAL INC.                          Panama
MGM INTERNATIONAL B.V.                                          Dutch
MGM NEDERLAND B.V.                                              Dutch
MGM PRODUCTION SERVICES (B.C.) Ltd.                             Canada
MGM PRODUCTION SERVICES (Canada) Ltd.                           Canada
MGM TELECOMMUNICATIONS (FRANCE) S.A.R.L.                        France
MGM/UA FILMAATSCHAPPIJ B.V.                                     Dutch
MGM/UA HOME ENTERTAINMENT (Europe) LIMITED                      Canada
MGM/UA HOME ENTERTAINMENT GROUP (Canada) LTD                    Toronto
MGM/US HOME VIDEO (UK) LTD                                      England
MGM/UA SOUTH AMERICA B.V.                                       Dutch
PATHE ENTERTAINMENT NV                                          Curacal
PATHE INTERNATIONAL B.V.                                        Dutch
PRODUZIONI ASSOCIATE DELPHOS SARL                               Italy
UNITED ARTISTS (Australasia)(Proprietary) LIMITED               Australia
UNITED ARTISTS CORPORATION (SouthAfrica)(Proprietary) LIMITED   Sth Africa
UNITED ARTISTS CORPORATION GmbH                                 Germany
UNITED ARTISTS CORPORATION LIMITED                              England
UNITED ARTISTS MUSIC DE MEXICO S.A.                             Mexico
UNITED ARTISTS SCREEN ENTERTAINMENT LTD                         U.K.
VIDEO SERVICE MERCHANDISING B.V.                                Nthrlnd
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                           ORION SUBSIDIARIES OF MGM
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Subsidiary                                Jurisdiction of Incorporation
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
Orion Pictures Corporation                          (Del.)
Brighton Productions, Inc.                          (Cal.)
Buckminster Music Limited                           (U.K.)
Donna Music Publications                            (Cal.)
F.P. Productions                                    (Cal.)
Musicways, Inc.                                     (Cal.)
OPC Music Publishing, Inc.                          (Cal.)
Orion Home Entertainment Corporation                (Del.)
Orion Music Publishing, Inc.                        (Cal.)
Orion Pictures Distribution (Canada) Inc.           (Canada)
Orion Pictures Distribution Corporation             (Delaware)
Orion Productions, Inc.                             (Del.)
Orion TV Productions, Inc.                          (N.Y.)
MCEG Sterling Entertainment                         (Cal.)
MCEG Sterling Productions                           (Cal.)
MCEG Sterling Development                           (Cal.)
American International Pictures, Inc.               (Del.)
Filmways Pictures (England) Limited                 (U.K.)
Orion Pictures Corporation (H.K.) Limited           (Hong Kong)
Prep 2 Post Production Services                     (Cal.)
Mintaka Films B.V.                                  (Rotterdam, The Netherlands)
Goldwyn Entertainment Company                       (Del.) d/b/a Delaware Goldwyn Entertainment Corporation
Heritage Entertainment, Inc.                        (Del.) d/b/a Del Hert., Inc.
Flipper Productions, Inc.                           (Cal.)
Ivan Tors Music, Inc.                               (Cal.)
Media Resources Credit Corporation                  (Del.)
Motion Picture Corporation of America               (Del.) d/b/a Motion Picture Corporation of America (Delaware)
Singles Productions, Inc.                           (Cal.)
War At Home Productions, Inc.                       (Cal.)
Goldwyn Entertainment Company, Ltd.                 (Cal.)
Albino Alligator Productions, Inc.                  (Cal.)
Midnight Blue Productions, Inc.                     (Cal.)
Beverly Hills Nija Productions, Inc.                (Cal.)
Virgin Vision, Inc.                                 (Cal.)
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